Exhibit 10.9

LEASE

by and between

PARADIGM RESOURCES, L.C.,

a  Utah limited  liability company,

as Landlord and

PREDICTIVE TECHNOLOGY GROUP, INC.,

a  Nevada corporation,

as Tenant

615 ARAPEEN DRIVE, SUITE 300 SALT LAKE CITY, UTAH 84108

615 ARAPEEN DRIVE - SALT LAKE CITY, UTAH TABLE OF CONTENTS

ARTICLE I.   BASIC LEASE PROVISIONS ; ENUMERATION OF EXHIBITS

1

SECTION  1.01.    BASIC LEASE PROVISIONS

1

SECTION 1.02.    SIGNIFICANCE  OF A BASIC LEASE PROVISION

3

SECTION  1.03.    ENUMERATION OF EXHIBITS

3

ARTICLE II.   GRANT AND  LEASED PREMISES

3

SECTION  2.01.  LEASED PREMISES

3

SECTION 2.02 .   EXCUSE OF  LANDLORD'S PERFORMANCE

3

SECTION 2.03.    REVISION OF SITE PLAN

3

ARTICLE 111.  RENT.

3

SECTION 3.01.    BASE MONTHLY RENT.

3

SECTION 3.02.    ESCALATIONS IN  BASE MONTHLY RENT

4

SECTION 3.03.   TENANT'S PRO-RATA SHARE OF OPERATING EX PENSES

4

SECTION 3.04.   REPORT OF COSTS  AND  STATEMENT OF ESTIMATED COSTS

4

SECTION 3.05.    PAYM EN T OF ADDITIONAL RENT

5

SECTION 3.06 .   TAXES

5

SECTION 3.07.   PAYMENTS

5

ARTICLE IV .   RENTAL TERM , COMMENCEMENT  DATE & PRELIMINARY TERM

5

SECTION  4.01.   RENTAL TERM

5

SECTION 4.02 .   DEFINITION OF LEASE YEAR.

6

SECTION 4.03 .    RENTAL TERM COMMENCEMENT  DATE AND  TERMINATION DATE.

6

SECTION  4.04 .  PRELIMINARY TERM

6

SECTION  4.05 .   END OF RENTAL TERM

6

ARTICLE V.   CONSTRUCTION  OF LEASED PREMISES

6

SECTION 5.01.   CONSTRUCTION  OF LEASED PREMISES BY LANDLORD

6

SECTION 5.02 .    DELIVERY OF POSSESSION FOR TENANT'S WORK

6

SECTION 5.03 .   CHANGES  AND  ADDIT ION S BY LANDLORD

6

SECTION 5.04.    LANDLORD'S RIGHT TO TERMINATE FOR REMODELING

6

SECTION 5.05.   LANDLORD' S RIGHT TORELOCATE FOR REMODELING

6

ARTICLE VI.   TENANT'S WORK

7

SECTION 6.01 .   CONSTRUCTION OF LEASED PREMISES BY TENANT

7

SECTION 6.02 .    SETTLEMENT OF DISPUTES

7

SECTION 6.0 3.

7

ARTICLE  VII.  PERMITTED USE.

7

SECTION  7.01.   PERMITTED USE OF LEASED PREMISES

7

SECTION  7.02 .   HAZARDOUS SUBS TANC ES.

8

ARTICLE VIII.   OPERATION AND  MAINTENANCE OF COMMON AREAS

8

SECTION 8.01.   CONSTRUCTION AND  CONTROL OF COMMON AREAS

8

SECTION 8.02 .   LICENSE

9

ARTICLE IX.   ALTERATIONS,  SIGNS, LOCKS & KEYS

9

SECTION 9.01 .   ALTERATIONS

9

SECTION 9.02 .   REMOVAL  BY TEN ANT.

9

SECTION 9.03.   SIGNS

9

SECTION 9.04.    REMOVAL OF TENANT SIGNS

9

SECTION 9.05.    LOCKS AND  KEYS.

10

ARTICLE X.   MAINTENANCE  AND  REPAIRS; ALTERATIONS; ACCESS

10

SECTION 10.01.    LANDLORD' S OBLIGATION FOR MAINTENANCE

10

SECTION 10.02.    TENANT'S OBLIGATIONS FOR MAINTENANCE

10

SECTION 10.03 . SURRENDER OF LEASED PREMISES AND RIGHTS UPON TERMINATION

ARTICLE  XI.   INSURANCE AND INDEMNITY

11

SECTION  11.01.    TENANT'S LIABILITY INSURANCE AND INDEMNITY

11

SECTION  11.02.    FIRE  AND CASUALTY INSURANCE

11

SECTION 11.03.   WAIVER OF SUBROGATION

12

SECTION 11.04 .   INDEMNIFICATION

12

ARTICLE  XII.  UTILITY CHARGES

12

SECTIO N 12.01.    OBLIGATION OF LANDLORD

12

SECTIO N 12.02 .    OBLIGATIONS OF TEN ANT

12

SECTION 12.03 .   EXTRA HOURS CHARGES

13

SECTION 12.04.   LIMITATIONS ON  LANDLORD' S LIABILITY

13

ARTICLE XII I.   ESTOPPEL OR OFF-SET STATEM ENT, ATTORNMENT AND SUBORDI N ATION

13

SECTION 13.01.   ESTOPPEL OR OFF-SET STATEMENT.

13

SECTION 13.02.    ATTORNMENT

14

SECTION 13.03.   SUBORDINATION

14

SECTION 13.04.   MORTGAGEE SUBORDINATION

14

SECTION  13.05.   REMEDIES

14

ARTICLE XIV .   ASSIGNMENT

14

SECTION  14.01.  CONSENT REQUIRED

14

SECTION 14.02 .   OPTION  TO TERMINATE

14

SECTION 14.03. CONDITIONS OF CONSENT

-

SECTION 14.04.  STANDARDS OF REASON ABLENESS IN WITHHOLDING CONSENT

15

SECTION 14 .05.   DOCUMENTATION OF ASSIGNMENT

15

SECTION 14.06.   CONTINUING   LIABILITY OF TENANT

15

SECTION 14.07.   VOIDABLE  ASSIGNMENT

15

ARTICLE XV.   WASTE OR NUISANCE

15

SECTION 15.01.   WASTE OR NUISANCE

15

ARTICLE XVI.   NOTICES

15

SECTION  16.01.  NOTICES

15

ARTICLE XV II.   DESTRUCTION OF LEASED PREMISES

16

SECTIO N 17.01.   DESTRUCTION

16

ARTICLE XVIII.   CONDEMNATION

16

SECTION 18.01.   CONDEMNATION

16

ARTICLE XIX. DEFAULT OF TENANT

17

SECTION 19.01.    DEFAULT - RIGHT TORE-ENTER

17

SECTION 19.0 2.   DEFAULT - RIGHT TORE-LET

17

SECTION 19.03.    LEGAL EXPENSE S

17

ARTICLE XX .   BANKRUPTCY, INSOLVENCY OR RECEI VER SHI P

17

SECTION 20.01 . ACT OF INSOLVENCY, GUARDIANSHIP, ETC.

17

SECTION  20.02.   BANKRUPTCY

18

ARTICLE XXI.  LANDLORD ACCESS

18

SECTION  21.01.   LANDLORD ACCESS

18

ARTICLE XXII.   TENANT' S PROPERTY AND  LANDLORD 'S LIEN

18

SECTION  22. 01.   TAXES ON LEASEHOLD

18

SECTION 22.02.   LOSS AND DAMAGE

18

SECTION  22. 03.   NOTICE BY TENANT

18

SECTION 22.04 . LANDLORD'S LIEN

19

SECTION  22.05.   LANDLORD'S SUBORDINATION

19

ARTICLE  XXIII.  HOLDING OVER

19

SECTION  23.01.  HOLDING OVER

19

SECTION  23.02.  SUCCESSORS

19

ARTICLE XXIV.   RULES AND  REGULATIONS

19

SECTION 24.01.   RULES AND REGULATIONS

19

ARTICLE XXV.   QUIET ENJOYMENT.

19

SECTION  25.01 .   QUIET ENJOYMENT

19

ARTICLE XX VI.   SECURITY DEPOSIT

19

SECTION  26.01.   SECURITY DEPOSIT

19

SECTION 26.02.   TRANSFER OF LANDLORD'S INTEREST IN THE SECURITY DEPOSIT

20

ARTICLE XXVII.   MISCELLANEOUS

20

SECTION 27.01.   WAIVER

20

SECTION 27.02.   ENTIRE LEASE AGREEMEN T

20

SECTION 27.03.   INTERPRETATION, USE OF PRONOUNS

20

SECTION 27.04.   FORCE MAJEURE

20

SECTION  27.05.   CAPTIONS AND SECTION NUMBERS

20

SECTION  27.06.   BROKER' S COMMISSION

20

SECTION  27.07.  RECORDING

21

SECTION 27.08.   CONSENT NOT UNREASONABLY W ITHHELD

21

SECTION  27.09.   FURNISHING OF FINANCIAL STATEMENTS

21

SECTION  27.10.   TIME OF ESSENCE

21

SECTION  27.11.   ACCORD AND SATISFACTION

21

SECTION  27.12.  NO OPTION

21

SECTION  27.13.  ANTI-DISCRIMINATION

21

SECTION  27.14.  SEVERABI LITY

21

SECTION 27.15. SURVIVAL OF OBLIGATIONS

21

SECTION  27.16.   WARRANTY OF AUTHORITY

21

SECTION 27.17.    TEN ANT'S LIABILITY

21

SECTION 27.18.   LANDLORD'S LIABILITY

21

SECTION  27.19.   COUNTER CLAIM AND JURY TRIAL.

21

SECTION 27.20.  TRANSFER OF LANDLORD'S INTER EST IN THE LEASED PREM ISES

22

SEC TION 27.21.   TENANT SELECTION BY LANDLORD

22

SECTION  27.22.   DISCLOSURE OF PARTIES

22

SECTION 27.23.  TEN ANT REPRESEN TATIO NS AND WARRANTI ES

22

SECTION  27.24.   EXECUTIVE ORDER CERTIFICATION

22

ARTICLE  XXVIII.  ADDITIONAL PROVISIONS

23

SECTION  28.01.   OPTION TO RENEW

23

SIGNATURES

24

ACKNOWLEDGMENT OF TENANT

24

ACKNOWLEDGMENTS OF LANDLORD

25

EXHIBIT " A" -Site Plan

EXHIBIT " A-1" - Office Layout Plan

EXHIBIT " B" -Legal Description

-

LEASE  AGREEMENT

(hereinafter "lease")

ARTICLE I. BASIC LEASE PROVISIONS; ENUMERATION OF EXHIBITS

SECTION 1.01. BASIC LEASE PROVISIONS

(A)

EFFECTIVE DATE: June 21, 2018 ("Effective  Date ")

(B)

LANDLORD: PARADIGM RESOURCES, LC., a Utah limited liability company ("Landlord ")

(C)

ADDRESS OF LANDLORD FOR NOTICES (Section 16.01) :

Paradigm Resources, L.C. do Woodbury Corporation Attn: Lease Administration

2733 East Parleys Way, Suite 300 Salt Lake City, Utah 84109

Ref :   2941 -  Predictive Technology, Suite 300

With a copy to:

Paradigm Resources, L. C.do Woodbury Corporation Attn: Legal Department

2733 East Parleys Way, Suite 300 Salt Lake City, Utah 84109

Ref: 2941 - Predictive Technology, Suite 300

(D) TENANT: Predictive Technology Group, Inc., a Nevada corporation ("Tenant") (Tax ID: 90-1139372)

(E) ADDRESS OF TENANT FOR NOTICES (Section 16.01): 3263 South Highway 89, Suite 100, Bountiful, Utah 84010, Attn: Leasing

(F) PERMITTED USE (Section 7.01): General office, administrative, lab and research use ("Permitted Use" ), and for no other use without the prior  written  consent  of  Landlord  and  the  University Research Park (as defined in Section 2.01).

(G) TENANT'S TRADE NAME: Predictive Technology Group, Inc.

(H) BUILDING (Section 2.01): An office building situated at 615 Arapeen Drive, in the City of Salt Lake, County of Salt Lake, State of Utah ("Building" ), as substantially depicted on Exhibit "A".

(I) LEASED PREMISES (Section 2.01): 615 Arapeen Drive, Suite 300, Salt Lake City, Utah 84108, consist in g of approximately 5,356 square feet of gross rentable area ("Leased Premises"), as substantially depicted on Exhibit "A-1".

(J) DELIVERY OF POSSESSION  (Section 5.02):  The Leased Premises shall  be delivered  to Tenant  on June 15,2018 (" Delivery of Possession"), as certified by a notice of Deli very of Possession .

Preliminary Term (as defined in Section 4.04) begins on Deli very of Possession.

(K) RENTAL  TERM,  COMMENCEMENT  AND   EXPIRATION  DATE  (Sections  4.01  and  4.02):   The  term of this Lease shall commence on the earlier to occur of the following: (a) forty-five (45) days after Delivery of Possession, or (b) the date Tenant opens for business in the Leased  Premises ("Rental Term Commencement Date" ) and shall be for a period of one (1) full Lease Year (as defined in Section 4.02) ("Rental Term"), as certified by a notice of Rental Term Commencement Date.

(L) BASE MONTHLY RENT (Section 3.01): Twelve Thousand Fifty-One and 00 /100 Dollars ($12,051.00) per month ("Base Monthly Rent").

(M) Intentionally Omitted.

(N) LANDLORD 'S SHARE OF OPERATING EXPENSES (Section 3.03): Subject to Tenant's reimbursement obligation, Landlord shall pay all operating expenses through the base year 2019 ("Base Year ") and an amount equal to the Base Year thereafter.

(O)TENANT'S PRO-RATA  SHARE  OF  OPERATING  EXPENSES (Section  3.03):  Tenant's pro-rata  share of operating expenses shall be five point ninety-eight percent (5.98%) of all operating expenses in excess of landlord's share of operating expenses. Tenant's proportionate share of Basic Costs (as defined in Section 3.03(a)) shall be a percentage, the numerator of which is Tenant's total gross rentable area and the denominator of which is the total gross rentable area of the Building.  Such operating expenses include Basic Costs, Direct Costs (as defined in Section 3.03(b)), and Metered Costs (as defined in Section 3.03(c)).

(P) UTILITIES AND SERVIC ES: Subject to the provisions of Section 3.03, 12.01 and 12.02, this Lease provides that the utilities and services shall be paid or reimbursed by Tenant.

(Q) EXCESS HOUR UTILITY CHARGES AND HOURS OF OPERATION (Section 12.03): Tenant shall have access to the Leased Premises twenty-four (24) hours a day, seven (7) days per week. Standard operating hours for the Building shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, and 10:00a.m. to 2:00 p.m. on Saturday, excluding holidays ("Standard Operating Hours"). To the extent Tenant operates during any time in excess of Standard Operating Hours, Tenant shall pay an extra hourly utility charge of Twenty-Five Cents ($0 .25 ) per hour per one thousand (1,000) square feet of gross rentable area for lighting and electricity and Five Dollars ($5.00) per hour per one thousand (1,000) square feet of gross rentable area for mechanical/HVAC system for each full or partial hour during which Tenant operates in excess of Standard Operating Hours.

(R) PREPAID RENT: Twelve Thousand Fifty-One and 00/100 Dollars ($12,051.00), paid by Tenant upon Tenant's execution of this Lease to be app lied to the first installment of Base Monthly Rent due hereunder.

(S) SECURITY DEPOSIT (Section 26.01): Twelve Thousand and 00/100 Dollars ($12,000.00)(" Security Deposit"), to be paid by Tenant upon Tenant's execution of this Lease.

(T) Intentionally Omitted.

(U ) Intentionally Omitted.

(V) Intentionally Omitted.

(W) TENANT'S WORK (Section 6.01): Tenant shall finish the Leased Premises in accordance with plans and specifications approved by Landlord. Prior to commencement of construction, Tenant shall submit an electronic copy (in PDF format) of all plans to Landlord for review and approval as set forth in Section 6.01.

(X) SIGNAGE: Landlord shall, at Landlord's so le cost and expense, provide lobby directory signage for Tenant and shall provide Tenant signage of the monument sign for the Building.

(Y) OPTION TORENEW (Section 28.01): Provided Tenant is not, and has not been, in default beyond any applicable cure period under any of the terms and conditions contained herein, Tenant shall have a one (1) additional consecutive one (1) year option to renew and extend the Rental Term ("Option ") as provided herein. Said Option shall be deemed automatically renewed for another one(1)year period unless either Landlord or Tenant delivers written  notice  to  the  other  party  not  less than ninety (90) days prior to the expiration of the Rental Term. Base Monthly Rent for each Option period shall be as follows:

Option Period-Commencing on the 1 day of the 13th month After the Rental Term Commencement Date

Base Monthly Rent $12,412.53

[Remainder of Page intentionally Left Blank]

SECTION 1.02. SIGNIFICANCE OF A BASIC LEASE PROVISION. The foregoing provision s of Section 1.01 summarize  for convenience only certain  fundamental  terms of this Lease delineated  more fully in the articles and sections referenced therein. In the event of a conflict between the provisions of Section 1.01 and the balance of this Lease, the latter shall control.

SECTION 1.03. ENUMERATION OF EXHIBITS. The exhibits enumerated in this Section 1.03 and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease. In the event of a conflict between the body of this Lease and the exhibits, the body of this Lease shall control.

EXHIBIT "A"

EXHIBIT "A -1" EXHIBIT " B"

SITE PLAN LEASE PLAN-LEGAL DESCRIPTION

ARTICLE II. GRANT AND LEASED PREMISES

SECTION 2.01. LEASED PREMISES . Landlord has heretofore obtained a long-term ground lease covering that certain tract of real property situated in the University of Utah Research Park ("University Research Park") in Salt Lake City, State of Utah, more particularly described in Exhibit "B" attached hereto, together with certain easement for access rights. Such tract is herein after referred to as the "Property".

Landlord owns the Building referred to in Section 1.01(H ), which is located on the Property, suitable for use as office/research and limited complementary retail space, together with related parking facilities and other improvements necessary to enable the Building to be so used (the Building and related  facilities and improvements are hereinafter collectively referred to as the "Improvements").

In consideration for the rent to be paid an d covenants to be performed by Tenant, Landlord hereby leases to Tenant , and Tenant leases from Landlord for the Rental Term and upon the terms and conditions herein set forth, the Leased Premises described in Section 1.01 (I), located in the Building. Gross rentable area measurements herein specified are from the exterior of the perimeter wall s of the Building to the center of the interior wall s.

The exterior wall s and roof of the Leased Premises and the areas beneath the Leased Premises are not demised hereunder and the use thereof together with the right to install, maintain, use, repair, and replacepipes, ducts, conduits, and wires leading through the Leased Premises in locations which do not materially and adversely interfere with Tenant 's use thereof and serving other parts of the Building  or buildings, are hereby reserved to Landlord. Landlord reserves (a) such access rights through the Leased Premises as may be reasonably necessary to enable access by Landlord to the balance of the Building and reserved areas and elements as set forth above; and (b) the right to install  or maintain meters on the Leased  Premises to monitor use of utilities. In exercising such rights, Landlord shall use reasonable efforts so as to not commit waste up on the Leased Premises and as far as practicable shall not materially and adversely interfere with Tenant's use of the Leased Premises and shall minimize annoyance, interference or damage to Tenant and the Leased Premises w hen making modifications, additions or repairs.

Subject to the provisions of Article VIII, Tenant and its employees, contractors, customers, agents and invitees have the right to the non-exclusive use, in common with existing tenants of such unreserved automobile parking spaces, driveways, footways, and other facilities designated for common use within the Building, except that with respect to non-exclusive areas, Tenant shall cause its employees to park their cars only in areas specifically designated from time to time by Landlord for that purpose and shall actively police employees to keep them from parking in "visitor" or other restricted parking areas.

SECTION 2.02. EXCUSE OF LANDLORD' S PERFORMANCE.  Anything in this Lease to the contrary notwithstanding, providing such cause is n o t due to the willful act or neglect of Landlord , Landlord shall not be deemed  in default  with respect to the performance of any of the terms, covenants  and conditions of this Lease,  if the same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, act of God or other cause beyond the control of Landlord.

SECTION 2.03. REVISION OF SITE PLAN. It is expressly agreed that the depiction of the Leased Premises, the Building and the Common Areas (as defined in Section 8.01) on Exhibit " A" and Exhibit "A-1" does not constitute a representation, covenant, or warranty of any kind by Landlord, and Landlord reserves the right to change the size, location, type and number of buildings within the development, and the location, type, design and dimensions of the Common Areas.

ARTICLE  Ill .  RENT

SECTION 3.01. BASE MONTHLY RENT. Tenant agrees to pay to Landlord Base Monthly Rent in the amounts set forth in Sections 1.01(L) and 1.01(M) at such place as Landlord may designate, without prior demand therefor, without offset or deduction and in  advance on or before the  first  day  of each  calendar month during the Rental Term, including any Rental Term extension or renewal thereof, commencing on the Rental Term Commencement  Date.  In  the event the Rental Term Commencement Date  occurs on a day other than the first day of a calendar month, then Base Monthly Rent to be paid on the Rental Term Commencement Date shall include both Base Monthly Rent for the first  full  calendar month occurring after the Rental Term Commencement Date, plus Base Monthly Rent for the initial fractional calendar month prorated on a per-diem basis (based upon a thirty (30) day month).

SECTION 3.02. ESCALATIONS IN BASE MONTHLY RENT. As set forth in Section 1.01(M).

SECTION 3.03. TENANT 'S PRO-RATA SHARE OF OPERATING EXPENSES.

(a)" Basic Costs" shall mean all reason able actual costs and expenses incurred by Landlord in connection with the  ownership ,  operation,  management and  maintenance  of  the Building and Property and related Improvements located thereon,  including , but  not  limited  to,  all reasonable expenses incurred by Landlord as a result of Landlord' s compliance with any and all of its obligations under this Lease (or under similar leases with other tenants). In explanation of theforegoing, and not in limitation thereof, Basic Costs shall include: all real and personal  property taxes and assessments (whether general or special,  known or unknown,  foreseen  or  unforeseen) and  any tax or assessment levied or charged in lieu thereof, whether assessed against Landlord  and/or Tenant and whether collected from Landlord and/or Tenant; snow removal, trash removal, Common Area utilities, cost of equipment or devices  used  to conserve  or monitor  energy consumption,  supplies, insurance, license, permit and inspection fees, cost of services of independent contractors, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day- to-day operation, maintenance, repair, and replacement of the Building , its equipment and the adjacent walk, and landscaped area (including, but not limited to janitorial, scavenger, gardening, security, parking, elevator, painting , plumbing , electrical, mechanical , carpentry, window washing , structural and roof repair s and reserves, signing and advertising), but excluding persons performing services not uniformly available to or performed  for substantially all Building tenants ; and rental expense or a reasonable allowance for depreciation of personal property used in the maintenance, operation and repair of the Building . The foregoing notwithstanding, Basic Costs shall not include depreciation on the Building and Improvements; amounts paid toward principal or interest of loans of Landlord;  nor  Direct Costs  (as  defined  in Section 3.03 (b )). Tenant shall pay its proportionate share of Basic Costs. " Tenant's Proportionate Share of Basic Costs" shall mean the percentage derived from a fraction, the numerator of which is the gross rentable area of the Leased Premises as set forth in Section 1.01 (I) and the denominator of which is the gross rentable square footage of the Building (96,134 square feet). Tenant's Proportionate Share of Basic Costs initially is set forth in Section 1.01(0), subject to increase or decrease due to increases or decreases in the gross rentable square footage of the Leased Premises and /or the Building.

(b) "Direct Costs" shall mean al l actual costs and expenses incurred by Landlord in connection with the operation, management, maintenance, replacement, and repair of the Leased Premises, including but not limited to janitorial services, maintenance, repairs, supplies, utilities,heating, ventilation, air conditioning, and property management fees, which property management fees shall not exceed standard fees for agency management of similar buildings.  If an y category of Direct Costs can only be determined on a Building-wide basis, Tenant's proportionate share of any such category of Direct Costs shall be based on the same percentage established for Tenant'sProportionate Share of Basic Costs.

(c) Landlord may cause meters or monitors to be installed to measure actual electrical and ventilation /air  conditioning  usage in  the  Leased Premises by Tenant.  "Metered Costs" shall mean the actual cost of such usage. If such meters are installed, Tenant shall pay Landlord monthly, as Additional Rent (as defined in Section 3.05), the estimated costs of such metered electrical and ventilation/air conditioning usage. If the costs of ventilation /air conditioning usage are not separately metered for tenants in the Building such costs shall be considered Direct Costs and shall be calculated as set forth in 3.0 3(a).

(d) "Estimated Costs" shall mean the projected amount of Direct Costs, Metered Costs and Tenant's Proportionate Share of Basic Costs. The Estimated Costs for the calendar year in which this Lease commences are not included in Base Monthly Rent. If the Estimated Costs as of the date Tenant takes occupancy are greater than the Estimated Costs at the time this Lease is executed, the Estimated Costs shall be increased to equal the Estimated Costs as of the date of Tenant 's occupancy.

SECTION 3 .04. REPORT OF COSTS AND STATEMENT OF ESTIMATED COSTS.

(a) After the expiration of each calendar year occurring during the Rental Term of this Lease, Landlord shall furnish Tenant  a written statement ("Annual Report of Costs") of Tenant's actual Direct Costs, Metered Cost s and Tenant's Proportionate Share of Basic Costs occurring during the previous calendar year The Annual Report of Costs shall specify the amount by which such actual costs for the previous year exceeds or is less than the amounts paid by Tenant as Estimated Costs during the previous calendar year.

(b) At the same time specified in Section 3.04 (a), Landlord shall furnish Tenant a written statement of the Estimated Costs for the then current calendar year ("Annual Statement of Estimated Costs").

SECTION  3.05.  PAYMENT  OF ADDITIONAL  RENT.  Tenant shall pay as "Additional Rent" any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be designated as Additional Rent, as follows:

(a) With each monthly payment of Base Monthly Rent, pursuant to Section 3.01 above, Tenant shall pay to Landlord,  without  offset  or deduction,  one-twelfth  (1112th)  of the Annual Statement of Estimated Costs.  If at any time Land lord obtains  in formation that indicates that any of the categories of cost comprising Estimated Costs are significantly different than as calculated in the Annual Statement of Estimated Costs then in effect, Landlord may amend such Statement in order toreflect a more accurate prediction of the actual costs that shall be incurred during the calendar year, and Tenant shall pay amended Additional Rent consistent with such amended Annual Statement of Estimated Costs.

(b) Within thirty (30) days after delivery of the Annual Report of Costs, Tenant shall pay to  Landlord  the amount by which  Direct Costs, Metered  Costs and Proportionate   Share of Basic Costs, as specified in the Report of Costs exceed the aggregate of Estimated Costs actually paid by Tenant as Additional Rent for the year at issue.

(c) If the Annual Report of Costs in di cates that the Estimated Costs paid by Tenant exceeded the actual Direct Costs, Metered Costs and Proportionate Share of Basic Costs for the same year, Landlord, at its so le election, shall either (i) pay the amount of such excess to Tenant, or (ii) apply such excess against the next installment(s) of Base Monthly Rent and /or Additional Rent due hereunder and so notify Tenant.

If such amounts or charges are not paid at the time provided for in this Lease, they shallnevertheless, if not paid when due, be collectible as Additional Rent with the next installment of Base Monthly Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any interest, late fee or other remedy of Landlord.

SECTION 3.06. TAXES.

(a)Landlord shall pay all real property taxes and assessments which are levied against or which apply to the Building with respect to the Leased Premises, which taxes and assessments are to be reimbursed by Tenant as a part of Basic Costs.

(b) Tenant shall pay, prior to delinquency, all taxes, assessments, charges, and  fees which during the Rental Term, or any Rental Term extension or renewal thereof, may be imposed, assessed, or levied by any governmental or public authority against or upon Tenant's use of the Leased Premises or any inventory, personal property, fixtures or equipment kept or installed, or permitted to be located therein by Tenant.

SECTION 3.07 . PAYMENTS. All payments of Base Monthly Rent, Additional Rent and other payments to be made to Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall  be mailed or delivered to Landlord' s principal office set forth in Section 1.01(C), or at such other place as Landlord  may  designate  from time to  time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by  no later than  the due date  for such payment.  If Tenant  fail s to pay any Base Monthly Rent, Additional Rent or any other amounts or charges within ten (10)  days of the  date when due, Tenant shall pay interest from the due date of such past due amount s to the date of payment, both before and after judgment at a rate equal to  the greater of  fifteen percent  (15%)  per annum or  two  percent (2%)  over the prime rate or base rate charged by Citibank of New York at the due date of such  payment; provided however, that in any case the maximum amount or rate of interest  to  be charged  shall  not  exceed  the maximum non-usurious  rate in accordance  with applicable law. In addition, Tenant  shall  pa y a late  fee equal tofour percent (4%) of such past due amount to compensate Landlord for extra administrative, collection, processing, accounting and other costs incurred through Tenant's nonpayment.

ARTICLE IV. RENTAL TERM, COMMENCEMENT DATE & PRELIMINARY TERM

SECTION 4.01. RENTAL TERM. The initial term of this Lease shall be for the period defined as the Rental Term in Section 1.01 (K), plus the partial calendar month, if any, occurring after the Rental Term Commencement Date if the Rental Term Commencement Date occurs other than on the first day of a calendar month.

SECTION 4.02. DEFINITION OF LEASE YEAR. The" Lease Year" shall include twelve (12) full calendar months of the Rental Term; except that the first Lease Year shall include such twelve (12) full calendar months plus the period from the commencement of the Preliminary Term to and including the first day of the first full calendar month after the Rental Term Commencement Date.

SECTION 4.03. RENTAL TERM COMMENCEMENT DATE AND TERMINATION DATE. The Rental Term of this Lease and Tenant's obligation to pay Base Monthly Rent and Additional Rent hereunder shall commence on the Rental Term Commencement Date as set forth in Section 1.01 (K). Each of the parties hereto agree, up on demand of the other, to execute a Rental Term Commencement Date notice, expressing the commencement and termination dates of the Rental Term as soon as the commencement and termination dates have been determined.

SECTION 4.04. PRELIMINARY TERM . The period between the date Tenant enters upon the Leased Premises and the Rental Term Commencement Date shall be designated as the "Preliminary Term" during which no Base Monthly Rent shall accrue; however, other covenants and obligations of Tenant shall be in full force and effect. Delivery of Possession of the Leased Premises to Tenant, as provided in Section 5.02, shall be considered "entry" by Tenant and commencement of the Preliminary Term.

SECTION 4.05. END OF RENTAL TERM. This Lease, and the tenancy hereby created, shall terminate at the end of the Rental Term, or any Rental Term extension or renewal thereof, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Leased Premises from Tenant holding over to the same extent as if statutory notice has been given.

ARTICLE V. CONSTRUCTION OF LEASED PREMISES

SECTION 5.01. CONSTRUCTION OF LEASED PREMISES BY LANDLORD. Landlord has constructed the Building in which the Leased Premises is located. Tenant is leasing the Leased Premises in "as is" condition.

SECTION 5.02. DELIVERY OF POSSESSION FOR TENANT'S WORK. Except as expressly stated otherwise, Landlord covenants that actual possession of the Leased Premises shall be delivered to Tenant in "as is" condition. It is agreed that by taking possession of the Leased Premises as a tenant, Tenant formally accepts the same and acknowledges that the Leased Premises is in the condition called for hereunder.

SECTION 5.03.   CHANGES AND ADDITIONS BY LANDLORD.   Landlord hereby reserves the right at any time, and from time to time, to make alterations or additions to, and to build additional stories on the Building in which the Leased Premises is contained and to build adjoining the same and to modify the existing parking or other Common Areas to accommodate additional buildings. Landlord also reserves the right to construct other buildings or improvements on the Property from time to time, on condition that if the Property is expanded so as to include any additional buildings, Land lord agrees to create or maintain a parking ratio adequate to meet local laws and ordinances, including the right to add land to the Common Areas or to erect parking structures thereon.

SECTION 5.04. LANDLORD'S RIGHT TO TERMINATE FOR REMODELING. In Landlord's sole discretion, if it becomes necessary to terminate this Lease  in  order to reasonably  perform alterations  or additions to the Building , Landlord  may  terminate  this  Lease upon  one  (1)  year's  prior  written  notice.  In such case, Tenant shall have the right  to  remove  its  trade  fixtures  (but  no  Building  improvements)on  or before the termination date of this Lease and Landlord shall pay to Tenant as liquidated damages for such termination, a sum equal to  the  unamortized  portion  of  Tenant's building  improvements,  which  were  paid  for by Tenant, as certified  to  Landlord  in  accordance  with Section  6.01  hereof, assuming  that  such amortization is on a straight line basis extending over the firm Rental Term and at an interest rate equal to the lower of ten percent (10%) per annum or the rate in fact app li cable to Tenant's existing financing of such improvements. Landlord may elect to offset any sums payable by Landlord to Tenant against any sums payable by Tenant to Landlord.

SECTION 5.05.  LANDLORD'S RIGHT TORELOCATE FOR REMODELING.  If Landlord elects to perform alterations or additions to the Building, Landlord shall have the right, in Landlord's sole discretion, at any time, upon giving Tenant not less than thirty (30) days' notice in writing, to provide and furnish Tenant with space elsewhere in the Building or the development of approximately the same size as the Leased Premises and to place Tenant in such space. In the event of any such relocation of Tenant, Landlord shall pay for Tenant's reasonable moving costs. Should Tenant refuse to permit Landlord to move Tenant to such new space by the end of such thirty (3 0) day period, Landlord, in such event, shall have the right to forthwith cancel and terminate this Lease. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and cond1t1ons shall remain In full force and effect and be deemed applicable to such ew space, and such new space shall thereafter be deemed to be the Leased Premises. In addition, Base Monthly Rent for the remainder of the Rental Term shall be at the same per square foot rate as Tenant is required to pay Landlord in Section 3.01.

ARTICLE  VI.    TENANT'S WORK

SECTION 6.01 . CONSTRUCTION OF LEASED PREMISES BY TENANT. Subject to Section 9.01,Tenant agrees, at Tenant 's sole cost and expense, to provide all work of whatsoever nature, if any, in accordance with its plans and specifications, subject to Landlord 's prior written approval only if said Tenant work is in excess of Five Thousand and 00/100 Dollars ($5,000.00), ("Tenant's Work"). Tenant agrees to furnish Landlord, within the time periods designated by Landlord and prior to Delivery of Possession, with a complete and detailed set of plans and specifications drawn by a registered architect (or by some other qualified person acceptable to Landlord ) setting forth and describing Tenant 's Work in such detail as Landlord may require and in compliance with the initial permit drawings and the final construction  documents approved by Landlord . If such plans and specifications are not so furnished by Tenant within the required time periods required by Land lord, then Landlord may, at its option, in addition to other remedies Land lord may enjoy, cancel this Lease at any time thereafter while such plans and specifications have not been sofurnished. Tenant shall remit one (1) electronic copy (in PDF format) of any and all plans and specifications to Landlord at the following email address: drawings@woodburycorp.com

In order for such plans and specifications to be deemed received by Land lord for Land lord's approval, the email transmittal must include the following information in the subject line : 2941 - Predictive Technology, Suite 300.

Additional physical copies can be sent to :

Woodbury Corporation

Attn: Architecture

2733 Parleys Way, Suite 300 Salt Lake City, Utah 84109-1662

Ref: 2941 - Predictive Technology, Suite 300 With a copy to:

Woodbury Corporation Attn: Lease Adm inistration

2733 Parleys Way, Suite 300 Salt Lake City, Utah 84109-1662

Ref: 2941 - Predictive Technology, Suite 300

No material deviation from the final set of plan s and specifications, once submitted to and approved by Landlord, shall be made by Tenant without Landlord's prior written consent. Landlord shall have the right to approve or disapprove Tenant 's architect and contractor to be used in performing Tenant's Work, and the right to require and approve insurance or bonds to be provided by Tenant or such contractors. In due course, after completion of Tenant's Work, Tenant shall certify to Land lord the itemized cost of Tenant improvements and fixtures located upon the Leased Premises . Any design costs incurred by Landlord,

Including space planning, preliminary and final design and engineering costs, as well as construction permit fees, shall be part of Tenant's Work, Land lord's construction cost cap and/or any additional allowance, if any.

This includes any costs incurred due to Tenant requested  changes,  which  shall  include change orders requiring extraordinary design or engineering applications. To the extent that Landlord elects to perform certain Tenant' s Work, Tenant shall pay Landlord for such work within ten (10) day s of invoice by Landlord. If Tenant fails to pay such invoice when due, Tenant shall pay interest and a late fee in accordance with Section 3.07.

SECTION 6.02.  SETTLEMENT OF DISPUTES.   It is understood and agreed that any disagreement or dispute which may arise between Landlord and Tenant with reference to the work to be performed by Landlord shall be resolved by Landlord  's  architect, whose good faith decision shall be  final and binding on both Land lord and Tenant.

SECTION 6.03. Intentionally Omitted.

ARTICLE VII.    PERMITTED USE

SECTION 7.01. PERMITTED USE OF LEASED PREMISES. Tenant shall use and occupy the Leased Premises during the continuance of this Lease solely for the Permitted Use set forth in Section 1.0 1(F) and for purposes ordinarily incidental to such use and only for such purposes and in such manner as are permitted both by the protective covenants relating to the University Research Park  and by any existing legislation concerning the University Research Park.  Tenant shall  not  use, permit  or suffer  the  use of the  Leased Premises  for any  other business or purpose without the prior written consent of l and lord.   Tenant  shall promptly comp ly with all present or  future  laws,  ordinances,  lawful  orders and  regulations affecting  the Leased Premises and the cleanliness, safety, occupancy  and use of the Leased Premises.  Tenant  shall not make any use of the l eased Premises which shall cause cancellation  or an  increase  in  the cost of any insurance policy covering the leased Premises. Tenant  shall  not keep or use on the  Leased Premises any article, item, or thing which  is prohibited  by the standard  form  of  fire  insurance policy.  Tenant  shall  not commit any waste upon the l eased Premises and shall not conduct  or allow any business activity, or thing on the l eased Premises which is an annoyance or causes damage to landlord, to other sub tenants, occupants, or users of the Improvements, or to occupants of the vicinity.  Tenant  shall  comply  with and  abide by all  laws, ordinances, and regulations of all municipal, county, state, and federal authorities which are now in force or which may hereafter become effective with respect to use and occupancy of the Leased Premises. Landlord represents, to the best of its knowledge and understanding, without duty of inquiry, that upon Delivery of Possession, the Building shall comply with all currently  applicable  laws, ordinances and regulations of municipal, county, state and federal authorities.

SECTION 7.02. HAZARDOUS SUBSTANCES. Tenant shall not use, produce, store , release, dispose or handle in or about the l eased Premises or transfer to or from the Leased Premises (or permit any other party to do such acts) any Hazardous Substance (as defined herein) except in compliance with alI applicable Environmental laws (as defined herein). Tenant shall not construct or use any improvements, fixtures or equipment or engage in any act on or about the Leased Premises that would require the procurement of any license or permit pursuant to any Environmental Laws. Tenant shall immediately notify landlord of (i) the existence of any Hazardous Substance on or about the Leased Premises that may be in violation of any Environmental Law s (regardless of whether Tenant is responsible for the existence of such Hazardous Substance), (ii) any proceeding or investigation by any governmental  authority  regarding the presence of any Hazardous Substance on the leased Premises or the migration thereof to or from any other property, (iii) all claims made or threatened by any third party against Tenant relating to any  loss or injury resulting from any Hazardous Substance, or (iv) Tenant's notification of the National Response Center of any release of a reportable quantity of a Hazardous Substance in or about the Leased Premises. "Environmenta law(s)" shall mean any federal, state or local statute, ordinance, rule,  regulation  or guideline  pertaining to health, industrial hygiene, or the environment, including without limitation, the federal Comprehensive Environmental Response, Compensation, and liability Act.  "Hazardous  Substance(s)" shall mean all substances, materials and wastes that are or become regulated, or classified as hazardous or toxic , under any Environmental l aw. If it is determined that any Hazardous Substance exists on the Leased Premises resulting from any act of Tenant or its employees, agents, contractors, licensees, subtenants or customers, then Tenant shall immediately take necessary act ion to cause the removal of such substance and shall remove such within ten (10) days after discovery.  Notwithstanding the above, if  the Hazardous  Substance  is of  a nature that cannot be reasonably  removed  within  ten  (10) days Tenant shall  not be in  default if  Tenant  has commenced to cause such removal and proceeds diligently thereafter to complete removal, except that in all cases, any Hazardous Substance must be removed within sixty (60) days after discovery thereof. Furthermore, notwithstanding the above, if in the good faith  judgment  of  landlord,  the existence  of such  Hazardous Substance creates an emergency or is of a nature which  may  result  in  immediate physical  danger  to persons at the Property or the Building, landlord may enter upon the Leased Premises and remove such Hazardous Substances and charge the cost thereof to Tenant as Additional Rent.

ARTICLE VIII. OPERATION AND MAINTENANCE OF COMMON AREAS

SECTION 8.01. CONSTRUCTION AND CONTROL OF COMMON AREAS. All automobile parking areas, driveways, entrances and exit s thereto, and other facilities furnished by Landlord in or near the Building, including if any, employee parking areas, truck ways, loading docks,  mail  rooms  or  mail  pickup areas, pedestrian sidewalks and hall ways, landscaped areas, retaining walls, stairways, restrooms and other areas and Improvements provided by landlord for the general use in common with all tenants, their officers, agents, employees and customers ("Common Area(s)"), shall at all times be subject to  the exclusive control and management of Landlord, which landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Section 8.01. landlord shall have the right to construct, maintain and operate lighting and drainage facilities on or in all such areas and Improvements; to police the same, from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to close temporarily all or any portion of such areas or facilities to such extent as may, in the opinion of counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to assign "reserved" parking spaces for exclusive use of certain tenants or for customer parking, to discourage non-employee and non-customer parking; and to do and perform such other acts in and to such areas and improvements as, in the exercise of good business judgment, l and lord shall determine to be advisable with a view toward maintaining of appropriate convenience uses, amenities, and for permitted uses by tenants, their officers, agents, employees and customers. landlord shall operate and maintain the Common Areas and Common Facilities (as defined herein) in such a manner as it, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation, security and maintenance of the Common Areas and Common Facilities. The Building and/or Property signs, traffic control signs and other signs determined by Landlord to be in the best interest of the Building and/or Property shall be considered part of the Common Areas and Common Facilities.

For purposes of this Article VIII, "Common Facilities" shall mean all  areas, space, equipment  and special services available for the common or joint  use and/or benefit of any of the occupants of the Building or their employees, agents, servants,  customers and  other  invitees,  including  without  limitation,  parking areas, access roads, driveways, retaining wall s, landscaped areas, truck  service ways  or  tunnels, loading docks, pedestrian lanes, courts, stairs, ramps and sidewalks, comfort and first-aid stations, washrooms, restrooms, janitorial rooms, transformer vaults, electrical rooms, sprinkler riser rooms, common equipment storage rooms, information booths, canopies, utility systems, energy management systems, roof drains, sumps and gutters, walls and fences, and elevators and air-walk ways, if any.

SECTION 8.02. LICENSE. All  Common Areas and Common Facilities not within the Leased Premises , which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished , Landlord shall not be subject to any liabilities nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction , so long as such revocations or diminutions are deemed by Landlord to serve the best interests of the Building and/or Property. The term of such revocable license shall be coterminous with this Lease and shall not be revoked or terminated during the Rental Term of this Lease.

ARTICLE IX. ALTERATIONS, SIGNS, LOCKS & KEYS

SECTION 9.01. ALTERATIONS. Tenant shall not make or suffer to be made any alterations or additions to the Leased Premises or any part thereof if in excess of Five Thousand and 00/100 Dollars ($5,000.00) without the prior written consent of Landlord, in Landlord's sole and absolute discretion. Any additions to, or alterations of the Leased Premises, except movable furniture, equipment and trade fixtures, shall become a part of the realty and belong to Landlord upon the expiration of the Rental Term, or any Rental Term extension or renewal thereof, or other termination or surrender of the Leased Premises to Landlord. Tenant shall promptly pay all contractors and material men so as to minimize the possibility of a li n attaching to the Leased Premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord.   Landlord reserves the right to enter the Leased Premises to post, and keep posted, notices of non-responsibility for any such lien s.

SECTION 9.02. REMOVAL BY TENANT. In the event of any Landlord-approved remodeling by Tenant, Landlord reserves title to al l removed materials, building components, plumbing and HVAC equipment, except that Tenant shall remove from the Leased Premises those items which Landlord chooses not to salvage. All new alterations, decoration s, addition s and improvements made by Tenant beyond costs thereof paid by Land lord, if any, shall be deemed to belong to Tenant although attached to the Leased Premises. However, none of such items may be removed from the Leased Premises and shall become the property of Landlord upon the expiration or prior termination of the Rental Term, or any Rental Term extension or renewal thereof, or other termination or surrender of the Leased Premises to Landlord. Tenant shall not remove any of such alterations, decorations, additions and improvement s, although trade fixtures installed by Tenant may be removed if all rents due herein are paid in full and Tenant is in full compliance with all other terms and conditions in this Lease.

SECTION 9.03. SIGNS. Subject to  the restrictions  of the University  Research  Park, Tenant  shall not place or cause to be placed or maintained  on any  exterior door,  wall  or  window  of  the  Leased  Premises, or elsewhere in the Building , any sign , awning , marquee,  decoration ,  lettering,  attachment, canopy, advertising matter or other thing of any kind, and shall not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises without first obtaining written approval  from the University  Research  Park  and Landlord.  If any sign is erected prior to obtaining the University Research Park and Landlord's approval or which does not conform to the condition herein specified, Tenant shall be required to remove such sign and repair any damage caused thereby at its sole cost and expense.   Tenant shall maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other things as may be approved in good condition and repair at all times.  Landlord may, at Tenant’s cost, and without liability to Tenant, enter the Leased Premises and remove any item erected in violation of this Section 9.03. Landlord has established rules and regulations governing the size, type and design of all signs, decorations, etc., which are specifically set forth in accordance with the final construction documents approved by Landlord.

SECTION 9.04.  REMOVAL OF TENANT SIGNS.  At the end of the Rental Term, or any Rental Term extension or renewal thereof, or in the event Landlord or Tenant terminates this Lease, Tenant shall remove all signage on or within the Leased Premises prior to vacating the Leased Premises. In the event Tenant fails toremove its signage within ten (10) days of the expiration or earlier termination of this Lease, Tenant shall pay to Landlord a fee of Fifty Dollars ($50.00) per day for each day Tenant fails to remove its signage from the Leased Premises. Tenant shall, at Tenant's so le cost and expense, repair any and all damage from the removal of any Tenant signage.

SECTION 9.05. LOCKS AND KEYS.

(a) The Building shall be equipped with an electronic card access system at entrance to the Building as well as primary doors of the Leased Premises. Landlord shall issue, monitor, and program key cards for Tenant and Tenant's employees, as reasonably needed. When employment relationships change, Tenant shall cooperate to attempt to retrieve such key cards from employees leaving Tenant.

(b )Where key access exists, Tenant may change locks or install other locks on doors, but if Tenant does, Tenant must provide Landlord with duplicate keys or key cards, if any, within twenty-four (2 4) hours after such change or installation.

(c) Upon termination of this Lease, Tenant shall immediately deliver to Landlord all the keys and/or key cards to the Building and the Leased Premises including any interior offices, toilet rooms, combinations to built-in safes, etc. which shall have been furnished to or by Tenant or are in the possession of Tenant.

ARTICLE X. MAINTENANCE AND REPAIRS; ALTERATIONS; ACCESS

SECTION 10.01. LANDLORD'S OBLIGATION FOR MAINTENANCE. Subject to the exception and limitations set forth in Section 10.02 (d) herein below, Landlord shall maintain and repair: (1) the areas outside the Leased Premises including hallway s, stairway s, elevators, public restrooms, if any, general landscaping, Landlord owned parking areas, driveways and walkways; (2) the Building structure including the roof, exterior walls and foundation; and (3) all plumbing, electrical, heating, and air conditioning systems. However, if the need for such repairs or maintenance results from any careless, wrongful or negligent act or omission of Tenant, Tenant shall pay the entire cost of any such repair or maintenance including a reasonable charge to cover landlord's supervisory overhead. Landlord shall not be obligated to repair any damage or defect until receipt of written notice from Tenant of the need of such repair and Landlord shall have a reason able time after receipt of such notice in which to make such repairs. Tenant shall give immediate notice to landlord in case of fire or accidents in the Leased Premises or in the Building of which the Leased Premises is a part or of defects therein or in any fixtures or equipment provided by Landlord.

SECTION 10.02. TENANT'S OBLIGATIONS FOR MAINTENANCE.

(a) Tenant shall provide its own janitorial service and keep and maintain the Leased Premises , including the interior wall surfaces and windows, floors, floor coverings and ceilings, in a clean, sanitary and safe condition in accordance with applicable laws of the State and in accordance with all directions, rules and regulations of the health officer, fire marshal, insurance underwriter or rating bureau designated by Landlord, building inspector, or other proper officials of the governmental agencies having jurisdiction , at the so le cost and expense of Tenant, and Tenant shall comply with all requirements of law, ordinance and otherwise, affecting the Leased Premises.

(b) Tenant shall pay, when due, all claims for labor or material  furnished,  for  work under Section s 9.01, 9.02, 9.03 and 10.02(a) hereof, to or for Tenant at or for use in the Leased Premises, and shall bond such work to prevent assertion of claims against landlord unless Landlord waives such requirement in writing.

(c) Tenant agrees to be responsible for all furnishings, fixtures and equipment located upon the Leased Premises from time to time and shall replace carpeting within the Leased Premises if same shall be damaged by tearing, burning, or stains resulting from spilling anything on such carpet, reasonable wear and tear excepted. Tenant further agrees to use chair mats or floor protectors wherever it uses chairs with wheels or casters on carpeted areas.

(d) Tenant shall be responsible for the maintenance, repair and replacement of any HVAC mini split systems for server rooms and/or any other specialty HVAC equipment serving any lab or lab equipment.

SECTION 10.03  SURRENDER OF LEASED PREMISES AND RIGHTS UPON TERMINATION.

(a) This Lease, and the tenancy hereby created, shall  cease and terminate  at the end of the Rental Term hereof, or any Rent al Term extension or  renewal  thereof,  without  the necessity  of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate the Leased Premises and agrees that Landlord  shall  be entitled to the benefit  of all  provisions of law  respecting summary  recovery  of possession  of the Leased Premises  from Tenant holding over to the same extent as if statutory notice has been given.

(b) Upon termination of this Lease at any time and for any reason whatsoever,  Tenant shall surrender  and deliver  up the Leased  Premises, including the  items constituting  Tenant's  Work,  to Landlord in the same condition as when the Leased Premises was delivered to Tenant  or  as altered as provided in Section  9.01,  ordinary  wear and tear excepted.  Upon request of Landlord, Tenant shall promptly remove all  personal  property  from the Leased Premises and repair any damage caused by such removal. Obligations under this Lease relating to events occurring or circumstances existing prior to the date of termination shall survive the expiration or other termination of the Rental Term of this Lease. Liabilities accruing after the date of termination are defined in Sections 11.01, 13.05,

19.01 and 19.02 .

ARTICLE XI. INSURANCE AND INDEMNITY

SECTION  11.01.    TENANT'S LIABILITY INSURANCE AND INDEMNITY.   Tenant shall, during the entire Preliminary Term, Rental Term, and any Rental Term extension  or renewal  thereof, keep  in  full  force and effect a policy of commercial general liability insurance with respect to the Leased Premises, with a combined single limit of not less than Two Million Dollars ($2,000,000.00  ) per occurrence.  The policy  shall name Landlord, property manager (i e., Woodbury Corporation) and any other persons, firms or corporations designated by Land lord and Tenant as named "Additional lnsured(s)", and shall contain a clause that the insurer shall not cancel or change the insurance without first giving Landlord and the property manager ten (10) days prior written notice. Such insurance shall include an endorsement permitting Landlord and property manager to recover damage suffered due to act or omission of Tenant, notwithstanding being named as an Additional Insured party in such policies. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with an insurance company approved by Landlord and a copy of the paid-up policy evidencing such insurance  or a certificate of insurer certifying to the issuance of such policy, and providing copies of all endorsements, shall be delivered to Landlord. If Tenant fails to provide such insurance, Landlord may do so and charge the same to Tenant.

Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or from the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sub-lessees, concessionaires or business invitees unless caused by the negligence of Landlord and to the extent not covered by its casualty or liability insurance. In case Landlord shall, without fault of its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by either in defending itself or enforcing the covenants and agreements of this Lease.

SECTION 11.02 FIRE AND CASUALTY INSURANCE

(a) Subject to the provisions of this Section 11.02, Landlord shall secure, pay for, and at all times during the Rental Term, and any Rental Term extension or  renewal  thereof,  maintain  fi re and casualty extended coverage insurance providing coverage upon the Building Improvements inan amount equal to the full insurable replacement value thereof (as determined by Landlord). Such insurance shall include twelve (12) months rental income coverage as well as such additional endorsements as may be required by Landlord's lender or Landlord.  All insurance required hereunder shall be written by reputable, responsible companies licensed in the State of Utah. Tenant shall have the right, at its request at any reasonable time, to be furnished with copies of the insurance policies then in force pursuant to this Section 11.02, together with evidence that the premiums therefor have been paid.

(b) Tenant agrees to maintain, at its own expense, such fire and casualty insurance coverage as Tenant may desire or require in respect to Tenant's personal property, equipment, furniture, fixtures or inventory and Landlord shall have no obligation in respect to such insurance or losses. All property kept or stored on the Leased Premises by Tenant or with Tenant's permission shall be so done at Tenant's sole risk and Tenant shall indemnify Land lord against and hold it harmless from any claims arising out of loss or damage to the same including, without limitation, any subrogation claims by Tenant' s insurers. In addition, Tenant shall keep in force workmen's compensation or similar insurance to the extent required by law.

(c) Tenant shall not permit the Leased Premises to be used for any purpose which would render the insurance thereon void or cause cancellation thereof or increase the insurance risk or increase the insurance premiums in effect just prior to the Rental Term Commencement Date of this Lease. Tenant agrees to pay as Additional Rent the total amount of any increase in the insurance premium of Landlord over that in effect prior to the Rental Term Commencement Date of this Lease resulting from Tenant's use of the Leased Premises. If Tenant installs any electrical or other equipment which overloads the lines in the Leased Premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of Landlord's insurance.

(d) Tenant shall be responsible for all glass breakage in or about the Leased Premises, unless caused by Landlord, its employees or agents, and agrees to immediately replace all glass broken or damaged during the Rental Term, and any Rental Term extension or renewal thereof, with glass of the same quality as that broken or damaged.  Landlord may replace, at Tenant 's expense, any broken or damaged glass if not replaced by Tenant within five (5) days after such damage.

SECTION 11.03. WAIVER OF SUBROGATION. Each party hereto does hereby remise, release and discharge the other party hereto and any officer, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from any insurable loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is required to be carried by the injured party pursuant to the terms of this Lease.

SECTION 11.04. INDEMNIFICATION

(a) Subject to the terms and conditions set forth in Section 11.03, Tenant shall indemnify Landlord and save it harmless from and against any and all claims, actions,  damages, li ability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or from the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sub lessees, concessionaires or business invitees to extent not covered by insurance required by Article XI.  In case Landlord is, without fault on its part, made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay al l costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in defending itself or enforcing the covenants and agreements of this Lease.

(b) Subject to the terms and conditions set forth in Section  11.03, to  the extent not covered by the  insurance  required  to be maintained by Tenant, or that  would  not have been covered by insurance had Tenant maintained such insurance , Landlord agrees to indemnify and save harmless Tenant in regard to third parties for damages occurring on the Common Area proximately caused by the wrongful acts or negligence of Landlord, its contractors, agents  or employees in  scope of their employment, including costs of defense and reasonable attorneys' fees incurred  in  such defense. In case Tenant is, without fault on its part, made a party to litigation against Landlord as a result of such acts or negligence which Tenant's insurer is not required to defend, then Landlord shall indemnify Tenant against costs of such defense including reasonable attorneys' fees.

ARTICLE XII. UTILITY CHARGES

SECTION 12.01. OBLIGATION OF LANDLORD. Subject to the terms of Section 3.03 and unless otherwise agreed in writing by the parties, during the Rental Term of this Lease Landlord shall cause to be furnished to the Leased Premises during Standard Operating Hours as set forth in Section 1.01,the following utilities and services, the cost and expense of which shall be included in Direct Costs, Metered Costs and/or Basic Costs as appropriately categorized by Landlord:

(a) Electricity, water, gas and sewer service.

(b)Telephone connection, but not including telephone stations and equipment (it being expressly understood and agreed that Tenant shall be responsible for the ordering and installation of telephone lines and equipment which pertain to the Leased Premises).

(c)Heat and air-conditioning to such extent and to such levels as, in Landlord's judgment, is reasonably required for the comfortable use and occupancy of the Leased Premises subject however to any limitations imposed by University Research Park or any government agency. The parties agree and understand that the above heat and air-conditioning shall be provided during Standard Operating Hours.

(d)

Landlord.

(a) Snow removal and parking lot sweeping services for the parking areas owned by

(b) Elevator service.

SECTION 12.02. OBLIGATIONS OF TENANT. Tenant shall arrange for and shall pay the entire cost and expense of al l telephone and data installation and services, equipment and monthly use charges, electric light bulbs (but not fluorescent bulbs used in fixtures originally installed in the Leased Premises) and al l other materials and services not expressly required to be provided and paid for pursuant to the provisions of Section 12.01. Tenant covenants to use good faith efforts to reasonably conserve utilities by turning offlights and equipment when not in use and taking such other reasonable actions in accordance with sound standards for energy conservation. Landlord reserves the right to separately meter or otherwise monitor anutility usage and to separately charge Tenant for its own utilities, in which case an equitable adjustment shall be made to Base Monthly Rent and Tenant's pro-rata share of operating expenses as set forth in this Lease. Additional limitations of Tenant are as follows:

(a) Tenant shall not, without the written consent of Landlord,  which consent shall not be unreasonably  withheld, use any apparatus or device on the Leased Premises using current in excess of 208 volts which shall in any way or to any extent increase the amount of electricity  or water usually furnished or supplied  for use on the Leased Premises  for the Permitted  Use designated in Section 1.01(F), nor connect with electrical  current, except  through  existing electrical  outlets  in the Leased Premises, or water pipe s, any apparatus or device,  for the purposes of using electric current or water;

(b) If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Leased Premises, or for purposes other than those designated in Section 1.01(F), Tenant shall first procure the written consent of Landlord for the use thereof, which consent Landlord may refuse and /or Landlord may cause a water meter or electric current meter to be installed in the Leased Premises, so as to measure the amount of water and/or electric current consumed for any such use. The cost of such meters and of installation maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water and electric current consumed as shown by such meters, at the rates charged for such service by the city in which the Building is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed; and

(c) If and where heat generating devices are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install additional or supplementary air conditioning units for the Leased Premises, and the entire cost of installing , operating, maintaining and repairing the same shall be paid by Tenant to Landlord promptly after demand by Landlord .

To the extent that Tenant operates hours in excess of the Standard Operating Hours, Tenant may cause Landlord to provide services set forth in Section 12.01 la), (b), (c) and (e) above; however, Tenant shall pay extra hourly utility charges as set forth in Section 1.01(Q). If electricity is separately metered pursuant to Section 3.03(c), then Tenant shall not be required to pay extra electrical charges as electrical  usage during extra hours and such usage shall be metered and charged to Tenant in any case.

SECTION 12.03. EXTRA HOURS CHARGES. To the extent Tenant operates hours other than the Standard Operating Hours as set forth in Section 1.01(Q), Tenant shall pay an extra hourly utility charge pursuant to Section 1.01 (Q) for lighting and electricity and for mechanical/HVAC system use.  Tenant shall pay such charges within ten (10) days after invoice therefor. If Tenant fails to pay such invoice when due, Tenant shall pay interest and a late fee in accordance with Section 3.07. Costs incurred by Landlord for operating "extra hours" shall not be included in operating expenses pursuant to Section 3.03.

SECTION 12.04. LIMITATIONS ON LANDLORD'S LIABILITY. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease or to effectuate any abatement or reduction of Base Monthly Rent by reason of Landlord's failure to provide or furnish any of the foregoing utilities or services if such failure was reasonably beyond the control of Landlord. In no event shall Landlord be li ab le for loss or injury to persons or property, however, arising or occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord.

ARTICLE XIII. ESTOPPEL OR OFF-SET STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 13.01. ESTOPPEL OR OFF-SET STATEMENT. Tenant agrees, within ten (10) days after request therefor by Landlord, to execute in recordable form and deliver to Landlord a statement in writing, certifying:

(a) that this Lease is unmodified and in full force and effect, or if there have been modifications, stating the modifications;

(b) the Rental Term Commencement Date;

(c) that rent is paid currently without any off-set or defense thereto;

(d) the amount of rent, if any, paid in advance; and

(e) that there are no uncured defaults by Landlord or stating those claimed by Tenant.

Tenant's failure to execute and deliver such statement within the ten (10) day period shall be an event of default which is subject to the remedies set forth in Section 13.05 herein and  further deemed to make conclusive and binding upon Tenant the statements contained therein as true and correct without exception . Unless Tenant shall have notified Landlord in writing within the ten  (10) day period  of any qualifications Tenant may have to the aforesaid statements, then anyone participating with Landlord in the sale or mortgage shall have the right to rely on the accuracy of such statement.

SECTION  13.02.  ATTORNMENT.   In the event any proceedings are brought for the foreclosure of, or in  the event  of exercise of the power of sale under any mortgage or deed  of trust made by Landlord covering the Leased Premises, or in the event Landlord conveys in a sale all of its rights and duties in and  to this Lease and the Leased Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

SECTION 13.03. SUBORDINATION. Tenant  agrees that  this  Lease  shall ,  at  the  request  of Landlord, be subordinate to any first mortgages or deeds of trust that may hereafter be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and any Rental Term renewals, replacements and extensions thereof, provided the mortgagees or trustees named in such mortgages or deeds of trust shall agree to recognize this Lease in the event of foreclosure, if Tenant is n o t in default.

SECTION  13.04.   MORTGAGEE SUBORDINATION.   Tenant hereby agrees that this Lease shall , if at any time requested by Landlord or any  lender in respect to Landlord 's financing of  the Property or the Building in which the Leased Premises is located or any portion hereof, be made superior to any mortgage or deed of trust that may have preceded this Lease.

SECTION 13.05 . REMEDIES.  Failure of Tenant  to execute and  deliver any of the above instruments within fifteen (1 5) days after written request to do so by Landlord shall constitute a breach of this Lease which entitles Landlord, at its option, to cancel this Lease and terminate Tenant' s interest therein.

ARTICLE XIV. ASSIGNMENT

SECTION 14.01. CONSENT REQUIRED.  Tenant  shall  not assign this Lease in  whole or in part, nor sublet all or any part of the Leased Premises, or an y part thereof, nor mortgage nor encumber this Lease or any part of the Leased Premises, nor enter into licenses or concession agreements or in other manner permit the occupation of or sharing of possession of any part of the Leased Premises, or any assignment of this Lease or any estate or interest therein (all of the foregoing being hereafter referred to as an "Assignment") without first obtaining the prior written consent of Land lord, which consent  shall  not be unreasonably withheld . The consent of Landlord shall not relieve Tenant from continuing liability for all obligations under this Lease. Any Assignment by operation of law or if Tenant is a corporation, unincorporated association or partnership , the transfer, assignment or hypothecation of any stock or interest in  such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an Assignment within  the meaning  of this Article XIV. An Assignment conummated in violation of the provisions of this Article XIV shall be null and void and of no force or effect.

SECTION  14.02.  OPTION  TO TERMINATE.  In  the event Tenant  desires to make any such Assign- ment, Tenant shall serve written notice up on Landlord; and Landlord shall have sixty (60) days after written notice to elect whether to app rove such Assignment, reject such Assignment or to terminate this Lease. Should Landlord elect to terminate, Landlord shall so notify Tenant in writing and Ten ant shall have fifteen (15) days either to rescind the request, or this Lease shall be deemed terminated effective at the end of the calendar month when Landlord so elects to terminate.  Tenant's notice shall  be accompanied by a copy of a bona fide offer from a potential "Assignee" specifying the terms of any offer from such Assignee. If Landlord so elects to terminate, Landlord shall pay to Tenant a sum not exceeding the lower of any bona fide offer from a potential Assignee, or remaining book value of Tenant 's improvements to the real estate.

SECTION 14.03. CONDITIONS OF CONSENT.

(a) Should consent be granted, such consent shall be subject to Tenant causing the Assignee to execute an agreement directly with Landlord  undertaking to be bound by all  the terms, covenants and conditions contained in this Lease as though Assignee had originally executed this Lease as Tenant.

(b) Tenant shall pay to Landlord  any and all consideration received by Tenant for such Assignment to the extent such consideration exceeds the remaining boo k value of Tenant's leasehold improvements paid for by Tenant, whether paid in lump sum or in rent exceeding Base Monthly Rent required under this Lease.

(c) At no time when Tenant is in default in the performance of any covenant of this Lease or in payment of Base Monthly Rent or any other matured sums payable hereunder shall any Assignment be app roved or permitted, nor shall the notice provision of Section 14.02 limit the right to declare default and pursue other remedies provided for in this Lease or under the laws of the State of Utah.

SECTION 14.04. STANDARDS OF REASONABLENESS IN WITHHOLDING CONSENT. In determining whether to grant con sent, Landlord may consider any statutory or common law tests including, but not limited to, the following tests, each of which if applicable in Landlord's sole business judgment , shall be deemed a reasonable ground for rejection:

(a) Any Assignment disapproved by Landlord ' s lender;

(b) Any Assignment resulting in a change of Permitted Use from that specified in Section 1.01 (F);

(c) Any Assignment to an Assignee who lacks good reputation, successful business experience in Tenant's type of business and substantial means and financial capacity adequate to conduct such a business;

(d) Any Assignment which would breach any covenant of Landlord respecting use or exclusivity in any other lease, financing agreement or other agreement relating to the Building .

However, any Assignment to a parent corporation, or to a successor corporation acquiring substantially all the assets of Tenant , and intending to operate Tenant's business under the same trade name, shall be deemed reasonable.

Consent by Landlord to one (1) or more Assignments shall not constitute a waiver or consent  to any  subsequent Assignment nor exhaust Landlord's rights under this Article XIV; nor shall acceptance of Base Monthly Rent, Additional Rent or any other payment from Assignee be deemed a waiver or consent by Landlord or an acceptance of such Assignment. Any Assignment without such Land lord 's consent  shall be void and of no force and effect and shall confer no estate or benefit  on anyone,  nor shall  Landlord   be required to terminate this Lease in order to invalidate such Assignment.

SECTION 14.05. DOCUMENTATION OF ASSIGNMENT. Whether the documentation of any such Assignment shall be prepared by Tenant or by Landlord or its attorneys, all costs and reasonable attorneys' fees related to considering such Assignment shall be paid by Tenant, which fees payable to Landlord shall in no case be less than One Thousand Five Hundred Dollar s ($1,500.00) per Assignment considered, payable by Tenant upon demand as Additional Rent.

SECTION 14.06. CONTINUING LIABILITY OF TENANT. Neither the consent of Landlord nor any otherwise permitted Assignment or subletting shall relieve Tenant from continuing liability under this Lease, including liability for Base Monthly Rent as provided in Section 1.01 (L) and 1.01(M) and any Additional Rent for which Tenant shall remain obligated.

SECTION  14.07.  VOIDABLE  ASSIGNMENT.   Any  assignment,  subletting  ,  occupancy or  use without the prior written consent of Landlord shall be voidable in Landlord 's sole and absolute discretion  and shall constitute a default under this  Lease.  Tenant  specifically  understand s and agrees that  at any  time Tenant is in default under the provisions of this Article XIV, Tenant shall  have noright to assign  or sublet Tenant's interest in this Lease  and  Landlord  shall  have  no obligation  to give  approval  or disapproval  under this Article XIV should Tenant attempt an assignment or subletting while in default.

ARTICLE XV.    WASTE OR NUISANCE

SECTION 15.01. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building in which the Leased Premises may be located, or elsewhere within the Building or the Property.

ARTICLE XVI.   NOTICES

SECTION 16.01. NOTICES. Except as provided in Section 19.01, any notice, demand, request or other instrument which may be or is required to be given under this Lease shall be personally delivered or mailed by United States certified mail, return receipt requested, postage prepaid, or via a nationally recognized overnight courier or expedited mail service, and shall be addressed (a) if to Landlord at the address set forth in Section 1.01(C) and Section 6.01, or at such other address as Landlord may designate by written notice and (b) if to Tenant at the address set forth in Section 1.01(E) or at such other address as Tenant shall designate by written notice. Notice shall be effective on delivery unless delivery is refused or cannot be made, in which event notice shall be effective on mailing. In order for notices to be deemed received by Landlord, Tenant must include the details as outlined in Section 1.01(C) and Section 6.01.

Notwithstanding the foregoing, any notices Landlord is required or authorized to deliver to Tenant in order to advise Tenant of alleged v1olat1ons of Tenant's covenants relating to advertising, signs, parking of automobiles, hours of operation, failure of Tenant  to properly maintain  or repair  the Leased  Premises,  all  as  provided in, but not limited to, Articles VII, IX and X and Sections 8.01, 15.01  and  1 6.02, must be in  writing but may be served upon Tenant by delivering a copy of such notice to Tenant as above specified and delivering a copy of such  notice to one (1) of Tenant's managing employees at the Leased Premises

ARTICLE XVII. DESTRUCTION OF LEASED PREMISES SECTION 17.01. DESTRUCTION

(a) If the Leased Premises is partially or totally destroyed by fire or other casualty insurable under standard fire insurance  policies  with extended  coverage  endorsement  so  as to become partially or totally untenantable, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of Landlord , unless Landlord elects not to repair or rebuild as provided in sub section (b) of this Section  17.01.  During the  period  required  for  restoration,  a  just and proportionate part of Base Monthly Rent, Additional Rent and other charges payable by Tenant hereunder shal l be abated until the Leased Premises is  repaired or rebuilt.

(b) If the Leased Premises is (i) rendered totally untenantable  by reason of an occurrence described  in  subsection 17.01(a), or (ii) damaged or destroyed as a result  of a risk which is not insured under Landlord's fire insurance  policies, or (iii) at least twenty percent (20%) damaged or destroyed during the last two (2) years of the Rental Term,  or (iv) if the Building is damaged  in whole or in part (whether or not the Leased Premises is  damaged), to such an extent that Tenant cannot practically use the Leased Premises for its intended purpose , then and in any such events Landlord may at its option terminate this Lease by notice in writing to  Tenant  within sixty  (60) day s after the date of such occurrence. Unless Landlord gives such notice, this Lease shall remain in full force and effect and Landlord shall repair such damage at its expense as expeditiously as possible under the circumstances.

(c) If  Landlord should elect or be obligated, pursuant to subsection 1 7.01(a), to repair or rebuild because of any damage or destruction, Landlord 's obligation shall be limited to the original Building and any other work or improvements which may have been originally performed or installed at Landlord ' s expense. If the cost of performing Land lord's obligation exceeds the actual proceeds of insurance paid or payable to Land lord on account of such casualty, Landlord  may terminate this Lease unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between  the cost of repair and the proceeds of the insurance available for such purpose. Tenant shall replace all work and improvements not originally installed or performed by Landlord at its expense.

(d) Except as stated in this Article XV II, Landlord shall not be liable for any loss or damage sustained by Tenant by reason of casualties mentioned hereinabove or any other accidental casual ty.

ARTICLE XVIII. CONDEMNATION

SECTION 18.01. CONDEMNATION. As used in this Section 18.01, the term "Condemnation Proceedings()" means any  action  or proceeding in  which any interest in  the  Leased  Premises  or  the Building is taken for any public or quasi-public  purpose by any  lawful authority  through  exercise  of the power of eminent domain or right of condemnation or by purchase or otherwise in  lieu  thereof.  If the whole of the Leased Premises is taken through Condemnation Proceeding s, this Lease shall automatically terminate as of the date possession is taken by the condemning authority. If in excess of twenty-five percent  (25%)  of the Leased Premises is taken, either party hereto shall have the option to terminate this Lease by giving the other written notice of such election at any time  within  thirty  (30) days after  the date of taking.  If  less than  twenty five percent (25%) of the sp ace is taken and Landlord determines, in Landlord's  so le discretion ,  that  a reasonable amount of reconstruction  thereof shall not result  in  the Leased Premises or  the Building becoming a practical improvement reasonably suitable for use for the purpose  for  which  it  is designed , then  Landlord may elect to terminate this Lease by  giving thirty  (30) days  written  notice as provided  hereinabove .  In  all other cases, or if neither party exercises its option to terminate, this Lease shall remain in effect and the rent payable hereunder from and after the  date  of  taking  shall  be  proportionately  reduced  in  proportion  to  the ratio of: (i) the area contained in the Leased Premises which is capable  of  occupancy  after  the taking;  to (ii) the total area contained in the Leased  Premises which  was capable of occupancy  prior to the taking.  In the event of any termination or rental  reduction  provided  for  in  this  Section  18.01,  there shall  be  a proration  of the rent payable under this Lease and Landlord shall refund any excess theretofore paid  by  Tenant.  Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or  total  taking,  including any  sums compensating  Tenant  for diminution  in  the  value of or deprivation of its leasehold estate, shall be the sole and exclusive property of Landlord , except  that Tenant shall be entitled to any awards intended to compensate Tenant for expenses of locating and moving Tenant's operations to a new space.

ARTICLE XIX.    DEFAULT OF TENANT

SECTION  19.01.  DEFAULT - RIGHT  TORE-ENTER.   In the event  of any  failure of Tenant  to pay any Base Monthly Rent, Addition al Rent and other charges due hereunder, within ten (10) days after the same shall be due, shall have been mailed to Tenant by registered mail to Tenant' s address as listed in Section1.01(E) or to such address as Tenant has specified in writing, or any failure by Tenant to perform an y other of the terms, conditions or covenants required of Tenant by this Lease within thirty (30) days after written notice of su c h default shall have been mailed to Tenant by registered mail to Tenant 's address as listed in Section 1.01(E) or to such address as Tenant has specified in writing, or if Tenant shall abandon the Leased Premises, or permit this Lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it m ay have, shall have the right to declare this Lease terminated and the Rental Term ended and shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises. Such property may be removed and stored in a public ware house or elsewhere at the cost of an d for the accou nt of Tenant, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Ten an t hereby waives all compensation for the forfeiture of the Rental Term or its loss of possession of the Leased Premises in the event of the forfeiture of this Lease as provided  for above.   Any notice that  Landlord  may desire or is required  to give Tenant with reference to the foregoing provision may, in lieu of mailing, at the option of Landlord,  be conspicuously posted for ten (10) consecutive days at the main entrance to or in front of the Leased Premises, and such notice shall constitute a good,  sufficient, and  lawful no tice for the purpose of declaring a forfeiture of this Lease and for terminating all of the rights of Tenant hereunder.

SECTION 19.02. DEFAULT - RIGHT TORE-LET. Should  Landlord  elect tore-enter, as provided herein, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repair s as may be necessary in order tore-let the Leased Premises and may re-let the Leased Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the Rental Term of this Lease) and at such rent or rental income and upon such other terms and conditions as Landlord in its so discretion may deem advisable. Upon each re-letting, all rental income received by Landlord from such re-letting shall be applied, first, to the payment of any indebtedness other than rents due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorneys' fees and costs of such alteration s and repairs; third, to the payment of rents due and unpaid hereunder; and fourth, the residue, if an y, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rental  income receive d  from such  re letting during any month is less than those payable during that month by Tenant hereunder, Tenant shall pay any such deficiency immediately to Landlord .  Such deficiency shall   be calculated  and  paid monthly.   No su c h re-ent ry or taking possession of the Leased Premises by Landlord  shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord  may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord  at any time terminate this Lease for any breach, in addition to any other remedies it may have,  it  may recover from Tenant all  damages it may incur by reason  of such breach,  including the cost of recovering the Leased Premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rents and other charges equivalent torents reserved in this Lease for the remainder of the stated Rental Term over the then reasonable rental value of the Leased Premises for the remainder of the Rental Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rents which would be payable by Tenant hereunder, subsequent to default , Base Monthly Rent for each year of the unexpired Rental Term shall be equal to the average Base Monthly Rent and Additional Rent payable by Tenant from the Rental Term Commencement Date to the time of default, or during the preceding three (3) full calendar years, whichever is the greater amount.

SECTION  19.03 .  LEGAL EX PENSES.   In  case of default by either party in  the performance and obligation s under this Lease, the non-prevailing party shall pay all  costs incurred  in  enforcing this Lease,  or an y right arising out of the breach thereof, whether by suit or otherwise, including reasonable attorneys' fees.

ARTICLE XX. BANKRUPTCY, INSOLVENCY OR RECEIVERSHIP

SECTION 20.01. ACT OF INSOLVENCY, GUARDIANSHIP, ETC. The following shall constitute a default of this Lease by Tenant for which Landlord, at Landlord's option, may immediately terminate this Lease.

(a) The appointment of a receiver to take possession of all or substantially all of the assets of Tenant;

(b) A general assignment by Tenant of its assets for the benefit of creditors;

(c) Any action taken or suffered by or against Tenant under any federal or state insolvency or bankruptcy act; and

(d) The appointment of a guardian, conservator, trustee, or other similar officer to take charge of all or any substantial part of Tenant's property.

Neither this Lease, nor any interest therein nor any estate thereby created shall pa ss to any trustee, guardian, receiver or Assignee for the benefit of creditors or otherwise by operation of law.

SECTION 20.02 . BANKRUPT CY. If Land lord shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of the United States Code relating to Bankruptcy ("Bankruptcy Code "), then Tenant as a debtor- in-possession or any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the "Bankruptcy Court ", to assume or reject this Lease and Tenant on behalf of itself, and any trustee agrees not to seek or request any extension or adjournment of any application to assume  or reject  this Lease by Landlord  with such  Bankruptcy Court.  In such event, Tenant or any trustee for Tenant may only assume this Lease if (a) it cu res or provides adequate assurance that the trustees shall promptly cure any default hereunder, (b ) compensates or provides adequate assurance that Ten ant shall promptly compensate Landlord  for an y actual pecuniary loss to Land lord resulting from Tenant's default s, and (c) provides adequate assurance of performance during the  full y stated  Rental Term hereof of all the terms, covenants, and provisions of this Lease to be performed by Tenant.  In no event after the assumption of this Lease shall any then-Existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein.  Adequate assurance of performance of this Lease, as set forth hereinabove, shall include,  without  limitation,  adequate assurance (1) of the source of  rent reserved he reunder, (2) that the assumption of this Lease shall not breach any provision  hereunder, and  (3) that business operated shall comply with the Permitted U se covenant s set forth in Section 1.01(F) and Section 7.01. In the event of a filing of a petition under the Bankruptcy Code, Landlord shall have no obligation to provide Tenant with an y services or utilities as herein required, unless Tenant shall have paid and be current in all payments of Operating Expenses, utilities or other charges therefor. Tenant shall pay all of Landlord ' s costs incurred as a result of Tenant's insolvency and/or bankrupt cy proceedings including , but not limited to, reasonable attorneys' fees incurred as a result of Landlord 's participation in and /or monitoring of Tenant 's insolvency proceeding.

ARTICLE XXI.    LANDLORD ACCESS

SECTION 21.01 . LANDLORD ACCESS. Landlord or Landlord 's agent shall have the right to enter the Leased Premises at all reasonable times to examine the same, or to show the Leased  Premises to prospective purchasers or lessees of the Bu illding, or to make all reasonable repair s, alterations, improvements or additions as Landlord  may deem necessary or desirable, and Land lord shall be allowed to take all material into and up on the Leased Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rents reserved shall in no wise abate while such repairs, alterations, improvements, or addition s are being made, by reason  of  loss or interruption of business of Tenant,  or otherwise. During the ninety (9 0)  days prior  to the expiration of the Rental  Term,  or any Rental  Term extension or renewal thereof, Land lord may exhibit the Leased  Premises to prospective  tenants  and  place upon the Leased Premises the usual notices "To  Let"  or "For Rent"  which notices Tenant  shall permit  to remain without molestation.

ARTICLE XX II. TENANT'S PROPERTY AND LAND LORD 'S LIEN

SECTION 22.01. TAXES ON LEASEHO LD. Tenant shall be responsible for and shall pay before delinquency all municipal, county and state taxes assessed du ring the Rental Term of this Lease against any leasehold interest, improvements, trade fixtures or personal property of any kind, owned by or place d in, upon or about the Leased Premises by Tenant, and taxes, levies or fees assessed on the basis of Tenant's occupancy thereof, including, but not limited to, taxes measured by Base Monthly Rent and Additional  Rent due from Tenant hereunder.

SECTION 22.02 . LOSS AND DAMAGE. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining spaces or an y part of the spaces adjacent to or connected with the Leased Premises hereby or any part of the Building of which the Leased Premises is a p art, or for any loss or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes or for any damage or loss of property within the Leased Premises from any cause w hatsoever.

SECTION 22.03. NOTICE BY TENANT .  Tenant shall give immediate telephone, electronic mail, or express delivery notice to Landlord in case of fire, casualty or accidents in the Leased Premises or in the Building of which the Leased Premises is a part or of defects therein or in any fixtures or equipment , and Tenant shall promptly thereafter confirm such notice in writing.

SECTION 22.04. LANDLORD'S  LIEN .  Tenant is advised that Utah Code Section 38-3-1 and following grants Landlord  (Lessor) a lien in regard to unpaid rent.

SECTION  22.05 .  LANDLORD'S  SUBORDINATION.  Provided  that Tenant  is not  in  default hereunder, Landlord  agrees to sub ordinate its lie n on Tenant 's personal property to that of any bona-fid e third party lender providing financing which directly benefit s Tenant's operations in the  Leased Premises. However, Landlord shall refuse and shall otherwise not be required to sub ordinate its lien or priority as to Tenant's equipment, trade fixtures or persona l property, and Landlord shall be entitled to refuse subordination if loans are not directly related to the Leased Premises.

ARTICLE XXIII.   HOLDING OVER

SECTION 23.01.  HOLDING  OVER. Any holding over after the expiration of the Rental Term,  or any Rental Term extension thereof, without Landlord 's approval, shall  be construed  to be a tenancy-at-will and all provision s of this Lease shall be and remain in effect except that Base Monthly Rent shall be equivalent to two hundred percent (200%) of Base Monthly Rent (including any adjustments as provided herein ) payable for the last full calendar month of the Rental Term, including an y Rental Term extension or renewal thereof, or tenancy on a month-to-month basis.

SECTION 23.02. SUCCESSORS. All rights and liabilities herein given to, or imposed up on, the respective parties hereto shall extend to and bind the several respective heir s, executors, administrators,

Successors and assign s of such parties; and if there shall be more than one (1) tenant, they shall al l be  bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall i n u re to the benefit of any Assignee of Tenant unless the assignment to such assignee has been approve d by Land lord in writing as provided in Section 14.01 hereof.

ARTICLE XXIV.    RULES AND REGULATIONS

SECTION  24.01.   RULES  AND   REGULATIONS.   Tenant agrees to comply with and observe all rules and regulations as established by Landlord  and  which are now,  or which may be hereafter,  prescribed by Landlord  from time to time, provided, in Landlord' s sol e and absolute discretion, and posted in or about the Leased Premises or otherwise brought to the notice of Tenant, both with regard to the Building  as a w hol e and to the Leased Premises, including Common Areas and Common Facilities. Tenant's failure to keep and observe such rules and regulations shall constitute a breach of the terms of this Lease in the manner as if such rules and regulations were contained herein as covenants.

ARTICLE XXV .   QUIET ENJOYMENT

SECTION 25.01.  QUIET EN JO YM EN T.  Up on payment by Tenant of the rents herein  provided, and up on the observance and performance of all the covenants, terms and conditions on Tenant' s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Rental Term, and any Rental Term extension or renewal thereof, without hindrance or interruption by

Landlord  or any other person or persons lawfully or equitably claiming by, through or under Landlord , subject, nevertheless, to the terms and conditions of this Lease, and actions resulting from future eminent domain proceedings and casualty losses.

ARTICLE XXVI.    SECURITY DEPOSIT

SECTION 26.01. SECURITY DEPOSIT. Landlord herewith acknowledges receipt of the Security Deposit in the amount set forth in Section 1.01(S) which is to be retained as security for the faithful performance of all the covenant s, conditions and agreements of this Lease, but in no event shall Landlord  be obliged to apply the same up on rents or other charges in arrears or upon damages for Tenant 's failure to perform such covenant s, conditions and agreements; Landlord  may so apply the Security Deposit, at itsoption; and Landlord 's right to the possession of the Leased Premises for non-payment of rents or for other reasons shall not in any event be affected by reason of the fact that Landlord  holds the Security Deposit. Such sum, if not applied toward the payment of rents in  arrears  or toward the payment  of damages suffered by Landlord  by reason of Tenant 's breach of the covenants, conditions and agreements of this Lease, is to be returned to Tenant without  interest  when  this Lease is terminated or expired,  according to these terms,  an d  in no event is the Security Deposit to be returned until Tenant has vacated the Leased Premises and delivered possession to Landlord. In the event that Landlord repossesses the Leased Premises because of Tenant 's default or because of Tenant's failure to carry out the covenant s, conditions and agreements of this Lease, Landlord  may app ly the Security Deposit toward damages as may be suffered or shall accrue thereafter by reason of Tenant 's default or breach. In the event of bankruptcy or other debtor-credit or proceedings against Tenant as set forth in Article XX , the Security Deposit shall be deemed to be applied first to the payment of Base Monthly Rent. Additional Rent and other charges due to Landlord for the earliest possible periods prior to the filing of such proceedings. Landlord shall not be obliged to keep the Security Deposit as a separate fund, but may mi x the same with its own funds.

SECTION 26.02. TRANSFER OF LANDLORD 'S INTEREST IN THE SECURITY DEPOSIT. Landlord may deliver the Security Deposit to the purchaser or assignee of Landlord 's interest in the Leased Premises and thereupon Landlord shall be discharged from any further  liability with respect to the Security  Deposit. This Section 26.02 shall also apply to any subsequent transfers of Landlord 's interest in the Leased Premises .

ARTICLE  XXVII.  MISCELLANEOUS

SECTION 27.01. WAIVER. One (1) or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a sub sequent breach of the same covenant  or condition and  the consent or approval to or of an y sub sequent or similar act by Tenant . The subsequent acceptance of rents hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rents so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rents. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.

SECTION 27.02. ENTIRE LEASE AGREEMENT. This Lease and the exhibits and riders,  if any attached hereto and forming a part hereof, set forth all the covenant s, promises, agreements, condition s, and understandings between Landlord  and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions, representations or understandings, either oral or written, between them other than are herein  set forth.  No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord  or Tenant unless reduced to writing and signed by each party.

SECTION 27.03. INTERPRETATION, USE OF PRONOUNS. Nothing contained herein  shall  be deemed or construed by the parties hereto, nor  by  any  third party,  as  creating  the  relationship  of  principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision  contained herein, nor any acts  of the parties herein, shall be deemed to create any relationship between  the parties hereto  other  than  the relationship of Landlord  and Tenant. Whenever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neutral genders.

The laws of the state where the Building is situated shall govern the validity, performance andenforcement of this Lease. Although the printed provisions of this Lease were draw n by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

The parties agree that any deletion of language from this Lease prior to mutual execution by Landlord and Tenant shall not be construed to have any particular meaning or to raise any presumption or implication, including without limitation, any implication that the parties in tended thereby to state the converse or opposite of the deleted language. It is the intention of the parties hereto that, if any provision of this Lease is capable of two (2) construction s, one (1) of which would render the provision void and one (1) of which would render the provision valid , then the provision shall have the meaning which renders it valid .

SECTION  27.04.  FORCE MAJEURE.  In the event  that  either  party hereto  shall  be delayed  or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, in ability to procure materials, failure of power,  restrictive  governmental  laws or  regulations, riots, insurrection,  war  or other reason of a like nature not the fault of the party delayed  in  performing  work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 27.04 shall not operate to excuse Tenant from prompt payment of Base Monthly Rent, Addition al Rent or any other payments required by the terms of this Lease.

SECTION 27.05. CAPTIONS AND SECTION NUMBERS. The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit , construe, or describe the scope or intent of such section s or articles of this Lease nor in any way affect this Lease.

SECTION 27.06 . BROKER 'S COMMISSION.  Each of the parties represents and warrants that there are no claim s for brokerage commission s or finder 's fees in connection with the  execution  of this  Lease, except as listed below, and each of the parties agrees to indemnify the other against, and hold it  harm less from, all liabilities arising from any such claim (including , without limitation , the cost of reasonable attorneys' fees in connection therewith) except as follows: Land lord  has commission  obligation  to Woodbury Corporation. This provision in no way creates any third-party beneficiary rights in any party, nor does it create any liability on the part of Tenant to pay any or all of the commission due Tenant's broker or Landlord 's broker.

SECTION 27.07. RECORDI NG . Tenant shall not record this Lease without the written consent of Landlord; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or so -called "short form"  of this Lease for the purposes of recordation.  Such memorandum  or short form of this Lease shall describe the parties, the Leased Premises, the Rental Term, and any Rental Term extension or renewal thereof, any special provisions, and shall in corporate this Lease by reference.

SECTION 27.08. CONSENT NOT UNREASONABLY WITHHELD . Landlord agrees that whenever under this Lease a provision is made for Tenant to secure the written consent of Land lord,  such  written consent shall not be unreasonably withheld, except as provided in Article XIV.

SECTION 27.09 . FURNISHING OF FINANCIAL STATEMENTS. Up on Landlord's written request, Tenant shall promptly furnish Landlord , from time to time, financial statements reflecting Tenant 's current financial condition.

SECTION 27.10. TIME OF ESSENCE. Time is of the essence in the performance of all covenants and conditions in this Lease for which time is a factor.

SECTION  27.11.  ACCORD  AND SATISFACTION .  No  payment by Tenant or receipt by Landlord  of a lesser amount than the amount owing hereunder shall be deemed to be other than  on  account  of the earliest stipulated amount receivable from Tenant, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord  may accept such check or payment  without prejudice to  Landlord 's right to recover the balance of such  rent or receivable or pursue any other remedy available under this Lease  or the  law  of the state  wherein  the Leased Premises is located.

SECTION 27.12. NO OPTION . The submission of this Lease for examination does not constitute a reservation of, or option for, the Leased Premises. This Lease becomes effective as a lease only upon full execution and deli very thereof by Landlord and Tenant.

SECTION 27.13. ANTI-DISCRIMINATION. Tenant herein covenants by and for itself, its heirs, executors, administrators and assigns and all persons claiming under or through it, and this Lease is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons on account of race, sex, marital status, color, creed, national origin or ancestry, in the leasing, subleasing, assigning, use, occupancy, tenure or enjoyment of the Leased Premises, nor shall Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, or sub tenants in the Leased Premises.

SECTION  27.14.   SEVERABILITY.   If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby an d each term, covenant or condition of this Lease shall be valid and be  enforced to the fullest extent permitted by law.

SECTION 27.15 . SURVIVAL OF OBLIGATIONS. The provisions of this Lease, with respect to any obligation of Tenant to pay any sum owing in order to perform any act after the expiration or early termination of this Lease, shall survive the expiration or earl y termination of this Lease.

SECTION 27.16. WARRANTY OF AUTHORITY . The person(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) as of the Effective Date that (a) Tenant is a duly constituted entity, qualified to do business in the state where the Leased Premises is located, and (b l Tenant has paid all applicable franchise fees and taxes, and (c) Tenant shall file when  due all  future forms, reports, fees, and other documents necessary to comply with applicable laws. If Tenant is a corporation, Tenant shall furnish Landlord  with such evidence as Land lord reasonably requires to evidence the binding effect on Tenant of the execution of this Lease.

SECTION 27.17 . TENANT'S LIABI LITY. In the event there is more than one (1) Tenant hereunder, the li ability of each shall be  joint and several.

SECTION 27.18.  LANDLORD'S  LIABILITY.   Landlord 's liability hereunder shall be limited solely to Landlord's interest in the Building.

SECTION  27.19 .   COUNTERCLAIM  AND JURY  TRIAL   In the event that  Landlord  commences any summary proceedings or action for non-payment of Base Monthly Rent, Additional Rent or other charges provided for in this Lease, Tenant shall not interpose any non-compulsory counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord both waive a tri al by jury of any or all issues arising  in  any action  or proceeding between the parties hereto or their successors, under or relating to this Lease, or any of its provisions. Notwithstanding the foregoing, this provision shall not prohibit Tenant from bringing any claim it may have against Land lord in a separate and distinct proceeding.

SECTION 27.20. TRANSFER OF LANDLORD'S INTEREST IN THE LEASED PREMISES. In the event of any transfer or transfers of Landlord 's interest in the Leased Premises, the transferor shall be automatically relieved of any and all obligations and li abilities on the part of Landlord accruing from and after the date of such transfer, provided the transferee assumes such obligations and liabilities.

SECTION 27.21. TENANT SELECTION BY LANDLORD. Landlord reserves the absolute right to effect such  other tenancies in the Building as Landlord , in the exercise of its so le business judgment, shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord  represent, that any specific tenant or number of tenants shall , during the Rental Term of this Lease, occupy any space in the Building.

SECTION 27.22. DISCLOSURE OF PARTIES. Landlord is a limited liability company, one (1) or more Managers of which is a li censed real estate broker or agent.

SECTION 27.23. TENANT REPRESENTATIONS AND WARRAN TIES.

(a) Tenant represents and warrants to Land lord that as of the date of execution of this Lease:

(i) Tenant warrants that all in formation and documentation provided to Landlord   in conjunction  with negotiations relative to this Lease (e.g. lease application,financials, credit reports or references) which are incorporated herein by reference, are true and correct and Tenant has n o t made any material misrepresentations or omissions relative to such;

(ii) If Tenant is an entity other than a natural born person , Tenant is a duly formed, validly existing organization  an d  in  good standing  under the laws of the state of its organization and that it has duly registered with the Secretary of State where the Leased Premises is located and is law full y authorized to conduct business in such state;

(iii) Tenant has full power and authority to conduct its business as presently conducted and to enter into this Lease and the terms, provisions, covenant s and obligations of Tenant as set forth in  this Lease are legally binding on and enforceable against Tenant; and

(iv) The execution, delivery and performance of this Lease do not and shall not (i) violate or conflict with the organizational documents of Tenant, (ii ) violate or conflict with any judgment, decree or order of any court applicable to or affecting Tenant, (iii ) breach the provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which Tenant is a party or by which Tenant is bound , or (iv) violate or conflict with any law or governmental regulation or permit applicable to Tenant.

(b) Throughout the Rental Term, Tenant shall promptly notify Landlord of any material changes to any of the forgoing warranties and/or upon discovery of any material omission  or errors in any of the documentation or information provided before or after this Lease has been executed.

(c) Upon Landlord 's request, Tenant shall provide to Landlord  true and complete copies of organizational documents; certificates of good standing; and other  documentation evidencing the authority of parties acting on behalf of Tenant.

SECTION 27.24. EXECUTIVE ORDER CERTIFICATION . For purposes of compliance with executive Order 13224 and related regulations, Landlord and Tenant each represent and warrant that:

(i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity , or nation named by any Executive Order, the United States Department of Justice, or the Unit d States Treasury department as a terrorist, "Specially Designated National or Blocked Person," or other banned or blocked person, entity, nation, or transaction ("SON") pursuant to any law, order, rule or regulation that is en forced or administered by the Office of Foreign Assets Control ("OFAC");

(ii) it is not engaged in this transaction, directly or indirectly on behalf of, any such person , group, entity or nation; and

(iii) it is not in violation of Presidential Executive order 13224, the USA Patriot Act, the Bank Secrecy Act, the Money Laundering Control Act or an y regulations promulgated pursuant thereto.

Landlord agrees to defend, indemnify, and hold harmless Tenant from and against any and all  claims, damages, losses, risks, liabilities and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certification . Should Landlord, during the Rental Term of this Lease, be designated an SDN , Tenant may, at its sole option, terminate this Lease.

Tenant agrees to defend, indemnify , and hold harmless Landlord from and against any and all  cl aims, da mages, losses, risks, li abilities and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certification. Should Tenant, during the Rental Term of this Lease, be designated an SDN , Landlord  may, at its sole option , terminate this Lease.

ARTICLE XXVIII. ADDITIONAL PROVISIONS

SECTION 28.01. OPTION TORENEW.  Provided  Tenant  is not,  and  has not been, in default beyond any applicable cure period under any of the terms and conditions contained  herein,  Tenant  shall have a one (1) additional consecutive one (1) year option  to renew and  extend the Rent al  Term ("Option") as provided herein. Said Option shall be deemed automatically renewed for another one (1) year  period unless either Landlord  or, Tenant delivers written notice to the other party not less than ninety (90) days prior to the expiration of the Rental Term . Base Monthly Rent for said Option period shall be as follows:

Option Period- Commencing on the 1" day of the 13'h month After the Rental Term Commencement Date

Base Monthly Rent $12,412.53

[Signature Page(s) to follow]

IN  WITNESS WHEREOF,  Landlord and Tenant  have signed and sealed this Lease as of the day and year first above written.

SIGNATURES:

LANDORD: PARADIGM RESOURCES, L.C., a Utah limited liability company

By: WOODBURY CORPORATION, a Utah Corporation, its Manager

BY:/s/ O. Randall Woodbury

O. Randall Woodbury, President

By: /s/ W. Richard Woodbury

W. Richard Woodbury, Chairman

BY: TACHUS, INC. a Utah Corporation, its Manager

By: /s/ Don R. Brown

Don R. Brown, President

TENANT: PREDICTIVE TECHNOLOGY GROUP, INC, a Nevada Corporation.

By: /s/ Bradley Robinson

Bradley Robinson, President/CEO

ACKNOWLEDGMENT OF TENANT

/s/NOTARY SEAL

ACKNOWLEDGMENT OF LANDLORD

/s/NOTARY SEAL

EXHIBIT "A"

EXHIBIT "A -1" EXHIBIT " B"

SITE PLAN LEASE PLAN-LEGAL DESCRIPTION